NAREIT Update Recent Events – June 2026

Recent Updates NAREIT 2026 1 Q2 Transaction Update, Through May 31st, 2026 Increased top 100 MSA Concentration (currently stands at 77.5%), top 3 tenant exposure reduced to 7.5% Acquired four properties for $11.9 million with a cash yield of 7.5%, a weighted average lease term of 10.3 years Sold 10 properties for $22.8 million, including nine occupied properties with a cash yield of 7.2% On track to meet Q2 net investment target of $25.0 million and $100.0 million for 2026 3 Strengthened Board Composition Added Tim McHugh, Co-President and CFO of Welltower, to FrontView’s Board of Directors 2 Releasing Update Re-tenanted one vacant asset, a former Walgreens, to Amazon, creating meaningful value Continued progress on remaining vacant properties, including Smokey Bones, where we are negotiating with two tenants to subdivide the building and re-tenant the property Increased the Board to six independent directors

Amazon Re-Tenanting: Converting Walgreens Risk into AA Credit Value Creation

Property Characteristics

Address: 710 Fayetteville St, Durham, NC 27701

10,152 SQFT	1.2 Acres	22,966	625K People
Building Size	Land Size	Average Daily Traffic	Within Durham MSA (Top 100 MSA)


amazon
FOOD WORLD
FAMILY DOLLAR
SUBWAY eat fresh.
Durham
Leone International Foods
Tobacco land
cricket
Mc Bail Bonding
Durham Freeway
E Lakewood Ave
Pelican's
DaVita Medical Group
Fayetteville St
DURHAM COUNTY SHERIFF'S OFFICE
Old Fayetteville St

[1] Amazon lease remains subject to tenant's limited diligence / governmental approval contingency, including the ability to terminate the lease if required approvals for its intended fulfillment-related use are not obtained within the applicable contingency period. Value creation estimate assumes lease commencement and tenant occupancy following satisfaction or waiver of such contingency.
[2] Based on market cap rate, where comparable Amazon leases are trading in the marketplace.

Prior Tenant | Walgreens

- FrontView acquired the property in 2019 with excellent frontage and approximately six years of Walgreens lease term remaining
- The store initially performed well, generating approximately $7.2M in annual sales
- Following Walgreens' acquisition by Sycamore Partners, FrontView proactively evaluated alternative outcomes for the asset

New Tenant | amazon

- Marketed the property through our network and quickly generated multiple qualified lease and sale offers
- Signed a multi-year lease with Amazon [1] at approximately the same rent, with 2% annual escalators and no tenant improvement contribution; rent commenced mid-May 2026
- **Created significant value over our basis** [2] through targeted credit enhancement and real estate-first asset management

Signed a new lease with Amazon, an AA/A1 credit, validating the strength of the real estate and demonstrating FrontView's ability to convert tenant risk into value creation

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Dollar Tree Portfolio Upgrade

Key Enhancements of Dollar Trees

- Reduced the concentration of Dollar Trees from 3.1% to 1.8% of ABR
- Increased 5-Mile Population from 65,545 to 94,537 and Average Daily Traffic from 13,427 to 19,876
- Improved Placer.ai Score of Dollar Tree from 16.4 to 13.2
- Increased % in Top 100 MSA from 38.5% to 50.0%

	Q1 2026	Sold	Current	Change	
# of Leases	13	5	8	(5)	✓
ABR	$2.0M	$0.8M	$1.2M	$(0.8)M	✓
% of ABR	3.1%	1.3%	1.8%	(1.3)%	✓
5-Mile Population [1]	65,545	24,032	94,537	28,992	✓
Average Daily Traffic [1]	13,427	4,192	19,876	6,449	✓
Placer.ai Score [1, 2]	16.4	21.0	13.2	(3.2)	✓
% in Top 100 MSA [1]	39.5%	22.2%	51.6%	12.1%	✓

Sold Dollar Trees

City, State	5-Mile Population	Average Daily Traffic
Whitewater, WI	17,624	2,789
Blair, NE	11,898	697
Vermillion, SD [3]	13,355	3,535
Bourbonnais, IL	62,928	10,694
Hastings, NE	26,681	2,726
Stigler, OK	4,189	5,066
Total / Weighted Average [1]	**22,330**	**4,087**

Current Dollar Trees

City, State	5-Mile Population	Average Daily Traffic
Collinsville, OK	67,237	14,475
West Columbia, SC	130,638	23,830
Panama City, FL	68,867	31,848
Auburn, ME	60,831	17,901
Tifton, GA	31,120	13,099
Kissimmee, FL	169,384	30,000
Mission, TX	149,942	9,677
Warner Robins, GA	99,367	17,098
Total / Weighted Average [1]	**94,537**	**19,876**

(1) Weighted by ABR.
(2) Placer.ai ranks locations from 1 to 100, with 1 being the best, based on retail subcategories determined by visitations. A score of 50 indicates an average location.
(3) Sold in Q1 2026, not included in Q1 2026 ABR. The remaining five assets were sold in May to an institutional buyer.

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Sold Dollar Trees

In 2026, FrontView sold Dollar Trees in tertiary markets to institutional buyers

Sold Dollar Trees


DOLLAR TREE

Blair, NE
MSA: Omaha-Council Bluffs, NE
5-Mile Population: 11.9K
Average Daily Traffic: 0.7K


DOLLAR TREE

Hastings, NE
MSA: Hastings, NE
5-Mile Population: 26.7K
Average Daily Traffic: 2.7K


DOLLAR TREE

Whitewater, WI
MSA: Whitewater-Elkhorn, WI
5-Mile Population: 17.6K
Average Daily Traffic: 2.8K


DOLLAR TREE

Stigler, OK
MSA: Muskogee, OK
5-Mile Popoulation: 4.2K
Average Daily Traffic: 5.1K


DOLLAR TREE

Bourbonnais, IL
MSA: Kankakee, IL
5-Mile Population: 62.9K
Average Daily Traffic: 10.7K


DOLLAR TREE

Vermillion, SD
MSA: Vermillion, SD
5-Mile Population: 13.4K
Average Daily Traffic: 3.5K

Geographic Position


Vermillion, SD
Whitewater, WI
SD
WI
NE
IL
OK
Bourbonnais, IL
Blair, NE
Hastings, NE
Stigler, OK

Sold at an average cap rate of 7.7%, generating a 3.7% gain on sale and an 9% unlevered IRR

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Current Dollar Trees

Real Estate Comparable for Company's Overall Portfolio

Current Dollar Trees (8 Total)


DOLLAR TREE

Panama City, FL
MSA: Panama City, FL
5-Mile Population: 68.9K
Average Daily Traffic: 31.8K


Mobil
metro
DOLLAR TREE

Kissimmee, FL
MSA: Orlando-Kissimmee-Sanford, FL
5-Mile Population: 169.4K
Average Daily Traffic: 30.0K


Walmart
RITE AID
Exxon
DOLLAR TREE
SUBJECT PROPERTY

Warner Robbins, GA
MSA: Warner Robins, GA
5-Mile Population: 99.4K
Average Daily Traffic: 17.1K


JO-ANN
DOLLAR TREE

West Columbia, SC
MSA: Columbia, SC
5-Mile Population: 130.6K
Average Daily Traffic: 23.8K


DOLLAR TREE

Auburn, ME
MSA: Lewiston-Auburn, ME
5-Mile Population: 60.8K
Average Daily Traffic: 17.9K


DOLLAR TREE

Collinsville, OK
MSA: Tulsa, OK
5-Mile Population: 67.2K
Average Daily Traffic: 14.5K

Geographic Position


Collinsville, OK
Auburn, ME
West Columbia, SC
ME
Warner Robins, GA
OK
SC
GA
TX
Panama City, FL
FL
Mission, TX
Kissimmee, FL
Tifton, GA

Desirably located Dollar Trees in Top MSAs, with frontage and replaceable rents

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Forward-Looking and Cautionary Statements IP Disclaimer This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. This presentation contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook, ” “believes, ” “expects, ” “potential, ” “continues, ” “may, ” “will, ” “should, ” “could, ” “would be, ” “seeks, ” “approximately, ” “projects, ” “predicts, ” “intends, ” “plans, ” “estimates, ” “anticipates, ” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Forward Looking Statements This data and other information described herein are as of May 31, 2026, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change, involving inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Annual Report on Form 10-K as of and for the year ended December 31, 2025 and Form 10-Q for the period ended March 31, 2026, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections. About the Data